The Cincinnati Insurance Company ■ The Cincinnati Indemnity Company
The Cincinnati Casualty Company ■ The Cincinnati Specialty Underwriters Insurance Company
The Cincinnati Life Insurance Company ■ CFC Investment Company ■ CSU Producer Resources Inc.

Investor Contact: Dennis E. McDaniel, 513-870-2768
CINF-IR@cinfin.com
Media Contact: Betsy E. Ertel, 513-603-5323
Media_Inquiries@cinfin.com

Cincinnati Financial Corporation Subsidiaries Announce Appointments and Promotions

•	Subsidiary Directors, Officers and Counsel

Cincinnati, January 30, 2017 - Cincinnati Financial Corporation (Nasdaq: CINF) announced today that on January 27, 2017, boards of its subsidiary companies held their regular meetings and appointed directors, officers and counsel, including the following promotions and new appointments:

Sean M. Givler, CIC, CRM, senior vice president responsible for sales & marketing, was appointed as a director for all property casualty insurance subsidiaries.

Teresa C. Cracas, Esq., chief risk officer and senior vice president; John S. Kellington, chief information officer and senior vice president; and Lisa A. Love, Esq., senior vice president, general counsel and corporate secretary were appointed as directors of The Cincinnati Life Insurance Company.

Property Casualty Insurance - Standard Market:
The Cincinnati Insurance Company
The Cincinnati Casualty Company
The Cincinnati Indemnity Company

Promotion to Senior Vice President:
Sean M. Givler, CIC, CRM - Sales & Marketing

Promotions (New Appointments) to Vice President:
Robin E. Farrell, CPCU, API, ARM - Personal Lines
Wendy A. Hayes - Cincinnati Re
R. Phillip Sandercox, CPCU, ARe - Cincinnati Re
Erin A. Skala, ARe - Cincinnati Re
Chet H. Swisher - Commercial Lines
Xiangfei Zeng, Ph.D, FCAS, MAAA - Predictive Analytics

Promotions to Assistant Vice President:
Scott R. Boden, AFSB - Management Liability & Surety
Carolyn A. MacDonald, PMP - Commercial Lines
Ryan M. Osborn - Information Technology
Michael S. Stumpfl, ARM, CSP - Loss Control

Promotions to Secretary:
Christopher J. Barr, CPCU, PMP - Business Intelligence Competency Center
Stephen E. Dale, PE, CFPS, ARM - Loss Control
Kenneth C. Kerby, CPCU, AIC, AIM, AIT, ARM - Headquarters Claims
Bobby G. Rice, CPCU - Information Technology
Susanne M. Roberts, CPCU, AIM, API - Personal Lines
Michael R. Schirm, CPCU, AIC, AIM, ARM - Headquarters Claims

Promotions (New Appointments) to Assistant Secretary:
Peggy K. Alexander, CPCU - Commercial Lines

Russell A. Blessing, CIC, AIS - Sales Field
Bruce T. Bollman - Headquarters Claims
Jennifer L. Byrne, AIM, AINS, AIS, AU - Commercial Lines
Troy J. Dohmeyer - Loss Control
Terence P. Feeney, AIC, AIM, AIS, API, ASLI, AU - Headquarters Field Claims
Michael E. Francois - Sales Field
Jeffrey L. Geyer, CPCU, AIM, APA - Commercial Lines
Matthew R. Hambright, CPCU, APA - Premium Audit
Jason M. Hardesty, CPCU, AIAF, ARM, CMA, CPA - Financial Planning & Analysis
Scott N. Kusel - Information Technology
C. Brandon McIntosh, CEP, CPA - Shareholder Services
Julie A. Nolan - Personal Lines
Toby R. Nunn - Information Technology
Michael J. Salerno, ACAS - Personal Lines
Jeffrey N. Spangler, CPCU, CSP - Loss Control
Damian R. Stark, AIAF, AIM, API, ARe - Commercial Lines
Tore K. Swanson, CPCU, AIM, SCLA - Headquarters Claims
Brian L. White, CFE - Special Investigations Unit

Promotions (New Appointments) to Assistant Treasurer:
Ted W. Hilgeman, CPCU, CPA - SEC Accounting
Michael D. Wood, CPCU, AIAF, CFE, CIA, CMA, CPA - Purchasing/Fleet

Promotions to Counsel:
Keith W. Collett, Esq. - Legal-Litigation
Bernard F. Kistler, Esq., CPCU, AIC, APA, API, ChFC, CLU - Legal-Litigation

Promotion (New Appointment) to Associate Counsel:
Beau K. Rymers, Esq., CPCU, AIC - Legal-Litigation

The Cincinnati Life Insurance Company:

Promotion to Senior Vice President:
Sean M. Givler*

Promotion to Assistant Vice President:
Ryan M. Osborn*

Promotions to Secretary:
Christopher J. Barr*
Mona J. Day - Life Field Services
Bobby G. Rice*
Jeremy M. Singer, CLU, FALU, FLMI - Life Underwriting & Policy Issue

Promotions (New Appointments) to Assistant Secretary:
Jason M. Hardesty*
Scott N. Kusel*
Toby R. Nunn*
Pamela S. Wilson, ACS, AIAA, AIRC, ALMI - Life Underwriting & Policy Issue

Promotions (New Appointments) to Assistant Treasurer:
Ted W. Hilgeman*
Michael D. Wood*

Promotions to Counsel:
Keith W. Collett, Esq.*
Bernard F. Kistler, Esq.*

Promotion (New Appointment) to Associate Counsel:

Beau K. Rymers, Esq.*

Property Casualty Insurance - Excess & Surplus Lines:
The Cincinnati Specialty Underwriters Insurance Company

Promotion to Assistant Vice President:
Joseph M. Dempsey, AIM, AINS, ASLI - Excess & Surplus

*Title as listed above

About Cincinnati Financial
Cincinnati Financial Corporation offers business, home and auto insurance, our main business, through The Cincinnati Insurance Company and its two standard market property casualty companies. The same local independent insurance agencies that market those policies may offer products of our other subsidiaries, including life and disability income insurance, fixed annuities and surplus lines property and casualty insurance. For additional information about the company, please visit cinfin.com.

Mailing Address:                            Street Address:
P.O. Box 145496                                6200 South Gilmore Road
Cincinnati, Ohio 45250-5496                    Fairfield, Ohio 45014-5141